SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:

|X| Preliminary Proxy Statement
| | Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Optical Cable Corporation
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| No Fee Required.
| | $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
| | $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                            OPTICAL CABLE CORPORATION
                              5290 CONCOURSE DRIVE
                             ROANOKE, VIRGINIA 24019


                                February 14, 1998


Dear Shareholder:

         You are cordially invited to attend Optical Cable Corporation's (the "Company") Annual Meeting of Shareholders to be held on March 10, 1998, at 10:00 a.m. local time at the Hotel Roanoke at 110 Shenandoah Avenue, Roanoke, Virginia 24016.

         You are being asked to elect the Company's Board of Directors and to ratify the appointment of KPMG Peat Marwick LLP as independent accountants for the Company. You will also be asked to approve the increase of the total number of authorized shares of common stock from 50,000,000 to 100,000,000 shares. We will also be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to shareholders.

         Whether or not you are able to attend, it is important that your shares be represented and voted at this meeting. Accordingly, please complete, sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience. Your prompt response would be greatly appreciated.

                                                         Sincerely,


                                                         Robert Kopstein
                                                         Chairman, President and
                                                         Chief Executive Officer



--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT

     EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED TO ENSURE THAT YOUR VOTE WILL BE COUNTED. YOU MAY VOTE IN PERSON IF YOU SO DESIRE EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

--------------------------------------------------------------------------------

                            OPTICAL CABLE CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 10, 1998



TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Optical Cable Corporation, a Virginia corporation (the "Company"), is scheduled to be held on March 10, 1998 at 10:00 a.m., local time, at the Hotel Roanoke located at 110 Shenandoah Avenue, Roanoke, Virginia 24016 for the following purposes:

         1. To elect five directors to serve for the terms of office specified in the accompanying proxy statement and until their successors are duly elected and qualified;

         2.       To  ratify  the   selection   of  KPMG  Peat  Marwick  LLP  as
                  independent accountants for the Company for fiscal year 1998; and

         3. To increase the total number of authorized shares of common stock of the Company from 50,000,000 to 100,000,000.

          4. To transact such other business as may properly come before the meeting and any adjournment thereof.

         Only shareholders of record at the close of business on January 30, 1998 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign and date the enclosed form of proxy and return it promptly in the envelope provided. Shareholders attending the meeting may revoke their proxy and vote in person.


                                                      FOR THE BOARD OF DIRECTORS


                                                      Kenneth W. Harber
                                                      Secretary



Roanoke, Virginia
February 14, 1998

                            OPTICAL CABLE CORPORATION
                              5290 CONCOURSE DRIVE
                             ROANOKE, VIRGINIA 24019

                                 PROXY STATEMENT
                   TO BE MAILED ON OR ABOUT FEBRUARY 14, 1998

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 10, 1998


PROXY SOLICITATION

         This Proxy Statement is furnished to the holders of common stock, no par value (the "Common Stock"), of Optical Cable Corporation, a Virginia corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders to be held on Tuesday, March 10, 1998, or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Shareholders. The purposes of the meeting and the matters to be acted upon are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors is not currently aware of any other matters that will come before the Annual Meeting.

         Proxies for use at the Annual Meeting are being solicited by and on behalf of the Board of Directors of the Company. These proxy solicitation materials are first being mailed on or about February 14, 1998 to all shareholders entitled to vote at the Annual Meeting. Proxies will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their reasonable out-of-pocket expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting supplemental solicitations may also be made by mail or by telephone, telegraph or personal interviews by directors, officers and regular employees of the Company, none of whom will receive additional compensation for these services. All expenses incurred in connection with this solicitation will be borne by the Company.

REVOCABILITY AND VOTING OF PROXY

         A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. A Shareholder may revoke the authority granted by his or her execution of a proxy at any time before the effective exercise of such proxy by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. Shares of the Company's Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby in favor of the matters as set forth in the accompanying Notice of Annual Meeting of Shareholders and in accordance with their best judgment on any other matters which may properly come before the Annual Meeting.

RECORD DATE AND VOTING RIGHTS

         Only shareholders of record at the close of business on January 30, 1998 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 38,675,416 shares of Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote on all matters that may properly come before the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.

         Directors will be elected by a plurality of the votes cast at the Annual Meeting. Accordingly, abstentions or broker non-votes will not affect the election of candidates receiving the plurality of votes.

         All other matters to come before the Annual Meeting require the approval of the holders of a majority of the votes cast at the Annual Meeting. For this purpose, abstentions and non-votes will be deemed shares not voted on such matters, will not count as votes for or against the proposals, and will not be included in calculating the number of voted necessary for the approval of such matters.

         Votes at the Annual Meeting will be tabulated by Inspectors of election appointed by the Company.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Five directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next Annual Meeting and until their successors are elected and qualified. Each person named below is now a director of the Company. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur. The five nominees receiving the greatest number of votes cast for the election of directors will be elected.

         The names of the nominees and certain other information about them are set forth below:

NOMINEE                           AGE             DIRECTOR SINCE        OFFICE HELD WITH COMPANY
-------                           ---             --------------        ------------------------
Robert Kopstein                   48                   1983             Chairman of the Board,
                                                                        President, Chief Executive
                                                                        Officer and Director

Luke J. Huybrechts                52                   1995             Senior Vice President of Sales
                                                                        and Director

Kenneth W. Harber                 47                   1995             Vice President of Finance,
                                                                        Treasurer, Secretary and
                                                                        Director

Randall H. Frazier                47                   1996             Director

John M. Holland                   52                   1996             Director


         MR. KOPSTEIN has been President and a Director of the Company since 1983 and Chairman of the Board and Chief Executive Officer since 1989. From 1981 to 1983, Mr. Kopstein worked at Phalo Corporation as the Plant Manager for its Fiber Optic Cable Division, from 1979 to 1981 at ITT's Electro-Optical Products Division as a Project Engineer on cable development projects for the United States military, and from 1977 to 1979 at Rochester Corporation as a Product Engineer on the development of cables for military-oriented applications.

         MR. HUYBRECHTS was elected a Director of the Company in August 1995 and has been Senior Vice President of Sales since joining the Company in 1986. Prior thereto, Mr. Huybrechts worked at ITT's Electro-Optical Products Division for 10 years in marketing, sales and research and development.

         MR. HARBER was elected a Director of the Company in August 1995 and has been Vice President of Finance, Treasurer and Secretary of the Company since 1989. Prior to joining the Company as an accounting manager in 1986, Mr. Harber was an accounting supervisor at an architecture and engineering firm.

     MR. FRAZIER was elected a Director of the Company in April of 1996. Mr. Frazier is President of R. Frazier, Inc., a company founded in 1988. Mr. Frazier was self-employed in various chemical and engineering businesses prior to the founding of R. Frazier, Inc.

         MR. HOLLAND was elected a Director of the company in April of 1996. Mr. Holland is currently President of Cybermotion, a company he co-founded in 1984. Mr. Holland also currently serves as the chairman of the International Service Robot Association. Mr. Holland's previous employment experience includes the Electro-Optics Product Division of ITT where he was responsible for the design of the earliest fiber optic systems and the development of automated manufacturing systems for optical fiber.

DIRECTOR COMPENSATION

         Each non-employee director will receive compensation in the amount of $500.00 per meeting that is attended including committee meetings. In addition, the Company will reimburse the non-employee directors for their reasonable out-of-pocket expenses related to attending meetings of the Board of Directors or the committees thereof. Officers of the Company who serve as directors do not receive compensation for their services as Directors other than the compensation they receive as officers of the company.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held a total of four meetings during the Company's fiscal year ended October 31, 1997. Each Director attended in person or telephonically at least 75% of the meetings held by the Board of Directors and all committees thereof on which he served.

         The Board of Directors has established two standing committees: the Audit and Compensation Committees. The Board of Directors does not have a Nominating Committee. The Audit Committee is comprised of Messrs. Frazier and Holland, while the Compensation Committee is comprised of Messrs. Kopstein, Frazier and Holland.

         The Audit Committee recommends annually to the Board of Directors the appointment of the independent public accountants of the Company, discusses and reviews the scope and the fees of the prospective annual audit, reviews the results of the annual audit with the Company's independent public accountants, reviews compliance with existing major accounting and financial policies of the Company, reviews the adequacy of the financial organization of the Company, reviews management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices, and reviews and approves transactions, if any, with affiliated parties.

         The Compensation Committee reviews and approves annual salaries and bonuses for all officers, administers the Company's existing stock option plan, and carries out the responsibilities required by the rules of the U.S. Securities and Exchange Commission.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS NAMED ON THE ENCLOSED PROXY.

                                 PROPOSAL NO. 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed the firm of KPMG Peat Marwick LLP as the Company's independent accountants for fiscal year 1998. Although action by the shareholders in this matter is not required, the Board of Directors believes that it is appropriate to seek shareholder ratification of this appointment.

         A representative of KPMG Peat Marwick LLP is expected to attend the Annual Meeting. The representative will have the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions from shareholders. In the event the shareholders do not ratify the selection of KPMG Peat Marwick LLP, the selection of other independent accountants will be considered by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 1998.

                                 PROPOSAL NO. 3

              INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                      FROM 50,000,000 TO 100,000,000 SHARES

         The Board of Directors of the Company has unanimously approved, subject to approval by the Shareholders, a proposal to amend Section 3.1 of the Amended and Restated Articles of Incorporation of the Company to increase the number of shares of Common Stock authorized and available for issuance from 50,000,000 to 100,000,000 shares (the "Proposed Amendment"). The Board of Directors recommends the Shareholders approve the Proposed Amendment.

         Currently, Section 3.1 of the Amended and Restated Articles of Incorporation reads in its entirety as follows:

         3.1 Number and Designation. The aggregate number and designation of shares that the Corporation shall have the authority to issue are as follows:

                           Class                       Number of Shares
                           -----                       ----------------
                  Preferred, no par value                 1,000,000
                  Common, no par value                   50,000,000

         As amended, Section 3.1 of the Amended and Restated Articles of Incorporation would read in its entirety as follows:

         3.1 Number and Designation. The aggregate number and designation of shares that the Corporation shall have the authority to issue are as follows:

                           Class                      Number of Shares
                           -----                      ----------------
                  Preferred, no par value                1,000,000
                  Common, no par value                 100,000,000

         In  all  other   respects   the  Amended  and   Restated   Articles  of
Incorporation will remain unchanged.

         As of January 30, 1998, 38,675,416 shares of Common Stock were issued and outstanding and no shares of preferred stock were issued and outstanding. An additional 4,000,000 shares of Common Stock are reserved for issuance upon the exercise of stock options under the Company's stock incentive plan. On June 3, 1996 and June 24, 1996 the Board of Directors of the Company declared two-for-one stock splits in the form of stock dividends, which are reflected in the number of shares of Common Stock outstanding set forth herein. As a result of these stock splits, the number of authorized but unissued shares of Common Stock has been significantly reduced. The Board of Directors of the Company believes that the approval of the Proposed Amendment will benefit the Company by ensuring additional shares of Common Stock are available, if and when needed, for issuance from time to time for any proper purpose approved by the Board of Directors.

         The additional authorized shares of Common Stock will provide the Company with greater flexibility in meeting future capital requirements and will be available for, without limitation, such purposes as (i) general corporate needs, such as any future stock splits and dividends, and issuance under the Company's employee benefit plans, (ii) raising additional capital for operations, or (iii) use in connection with acquisitions. Although the Company considers transactions from time to time which could involve the issuance of additional shares of Common Stock (any one or more of which may be under consideration or acted upon at any time), the Company is not a party to any agreements with respect to any such transactions, nor does it have any agreements, commitments or understandings with respect to any such transactions.

         If the Proposed Amendment is approved by the Shareholders, the Board of Directors does not presently intend to seek further shareholder approval with respect to any particular issuance of shares of Common Stock, unless required by applicable law, by regulatory authorities or by The Nasdaq Stock Market or any securities exchange on which the securities of the Company may then be listed.

         Depending upon the consideration per share received by the Company for any subsequent issuance of Common Stock, such issuance could have a dilutive effect on Shareholders. Future issuances of Common Stock will increase the number of outstanding shares, thus decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of Common Stock. Additionally, the availability for issuance of additional shares of Common Stock may be viewed as having the effect of discouraging an unsolicited attempt by someone to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued shares of Common Stock could, subject to applicable laws, be issued in one or more transactions that would make a unsolicited takeover of the Company more difficult or costly, and therefore less likely. The Company is not aware of anyone who is seeking to acquire control of the Company. Shareholders of the Company do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock which may be issued in the future.

         Approval of the Proposed Amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock entitled to be cast as of the record date. Therefore, abstentions and broker non-votes will be counted as votes against the Proposed Amendment. If the Proposed Amendment is approved by a sufficient number of votes of the Shareholders, the increase in the number of authorized shares of Common Stock will be effective upon the filing with the State Corporation Commission of the Commonwealth of Virginia of either articles of amendment or articles of restatement which set forth the amended text of Section 3.1 of the Amended and Restated Articles of Incorporation set forth above.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AMENDING THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000 SHARES.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth information as of January 30, 1998 regarding the beneficial ownership of the Company's Common Stock of (i) each person known to the Company to be the beneficial owner, within the meaning of
Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer or former executive officer of the Company named in the Summary Compensation Table (see "Executive Compensation") and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the address of each named beneficial owner is c/o Optical Cable Corporation, 5290 Concourse Drive, Roanoke, Virginia 24019. Except to the extent indicated in the footnotes, each of the beneficial owners named below has sole voting and investment power with respect to the shares listed.

NAME AND ADDRESS                                NUMBER OF SHARES              PERCENT OF CLASS
----------------                              --------------------          --------------------
Robert Kopstein                                   36,000,000                        93.1%
Luke J. Huybrechts                                        --                          --
Kenneth W. Harber                                      3,000                           *
Randall H. Frazier                                        --                          --
John M. Holland                                           --                          --
All directors and executive officers              36,003,000                          --
as a group (5 persons)

----------
*    Less than 1%


               EXECUTIVE OFFICERS AND OTHER SIGNIFICANT EMPLOYEES

EXECUTIVE OFFICERS

         The Executive Officers of the Company are: Robert Kopstein, President and Chief Executive Officer; Luke J. Huybrechts, Senior Vice President of Sales; and Kenneth W. Harber, Vice President of Finance, Treasurer and Secretary. See the information concerning nominees for directors above for certain information concerning each of these officers.

OTHER SIGNIFICANT EMPLOYEES

              The following table contains information as to certain other significant employees of the Company.

NAME              AGE                   OFFICE HELD WITH COMPANY
----              ---                   ------------------------
Ted Leonard       45               Vice President of Sales, Western Region

James Enochs      37               Vice President of Sales, Southwestern Region

Paul Oh           55               Vice President of Sales, Far East

Susan Adams       37               Vice President of Marketing

         MR. LEONARD has been Vice President of Sales, Western Region since 1992. Before joining the Company, Mr. Leonard worked in engineering management at Alcatel Telecommunications Cable. Prior to that he worked at ITT's Electro-Optical Products Division.

         MR. ENOCHS has been Vice President of Sales, Southeast Region since 1992. Before that he was Distribution Sales Manager from 1990 to 1992 and Inside Sales Manager from 1988 to 1990.

         DR. OH has been Vice President of Sales, Far East since 1989. Before joining the Company, Dr. Oh worked at Samsung Electronics Co. as the Technical/Managing Director of fiber optic products. Prior to that he worked at ITT's Electro-Optical Products Division.

         MS. ADAMS has been Vice President of marketing since 1992. Ms. Adams worked as Marketing Services Coordinator from 1984 to 1987 and Director of Marketing from 1987 to 1992.

         There are no family relationships among the directors, executive officers, or other significant employees of the Company.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning compensation paid by the Company to the Chief Executive Officer and to all other executive officers of the Company whose total salary and bonus exceeded $100,000 for the year ended October 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                                                             COMPENSATION
                                                            ANNUAL COMPENSATION                  AWARDS
                                                   ---------------------------------------       ------
NAME AND                           FISCAL                                        OTHER ANNUAL   OPTIONS         ALL OTHER
PRINCIPAL POSITION                 YEARS          SALARY($)      BONUS($)        COMPENSATION    GRANTED       COMPENSATION
------------------                 -----          ---------      --------        ------------    -------       ------------
Robert Kopstein                    1997             451,523        70,366             --             --           12,667
  Chairman, President and Chief    1996             363,600        87,923      6,150,000(1)          --           13,310
  Executive Officer                1995             594,150        78,221      1,080,000(1)          --           16,860

Luke J. Huybrechts                 1997              98,450        59,016             --         10,000           15,354
  Senior Vice President of         1996              94,200        57,338             --         40,000            9,934
  Sales                            1995              88,580        43,714             --             --            9,189

Kenneth W. Harber                  1997              93,300        59,332             --          8,000           18,742
  Vice President of                1996              89,500        57,503             --         40,000            9,488
  Finance, Treasurer and           1995              85,400        43,946             --             --            8,935
  Secretary

----------
(1) Represent distributions to Mr. Kopstein primarily to pay his income tax liability resulting from the Company's status as an S Corporation, which status terminated March 31, 1996.

STOCK OPTION GRANTS

         The following table sets forth certain information concerning stock options granted to the officers named in the Summary Compensation Table above during the year ended October 31, 1997.

                        OPTION GRANTS IN FISCAL YEAR 1997


                                            % OF TOTAL OPTIONS                                         POTENTIAL
                       NUMBER OF                 GRANTED TO                                    REALIZABLE VALUE AT ASSUMED
                   SHARES UNDERLYING             EMPLOYEES          EXERCISE  EXPIRATION       ANNUAL RATES OF STOCK PRICE
     NAME           OPTIONS GRANTED            IN FISCAL YEAR        PRICE       DATE       APPRECIATION FOR OPTION TERM (1)
     ----           ---------------            --------------        -----       ----       --------------------------------
                                                                                                5%              10%
                                                                                                --              ---
Luke J.                  10,000                    3.9%             $11.125    4/30/06       $61,335          $151,072
Huybrechts

Kenneth W.                8,000                    3.1%             $11.125    4/30/06       $49,068          $120,857
Harber

----------

(1) Amounts represent hypothetical gains that could be achieved if exercised at end of the option term. The dollar amounts under these columns assume 5% and 10% compounded annual appreciation in the Common Stock from the date the respective options were granted. These calculations and assumed realizable values are required to be disclosed under Securities and Exchange Commission rules and, therefore, are not intended to forecast possible future appreciation of Common Stock or amounts that may be ultimately realized upon exercise.

(2) Options vest one-fourth on each of the second, third, fourth and fifth anniversaries of the date of grant, and expire 10 years after the expiration date.


FISCAL YEAR-END OPTION VALUES

      The following table sets forth certain information as of October 31, 1997 concerning the value of unexercised options held by the officers named in the Summary Compensation Table above.

                          FISCAL YEAR-END OPTION VALUES

                                            NUMBER OF SHARES                             VALUE OF UNEXERCISED
                                         UNDERLYING UNEXERCISED                          IN-THE-MONEY OPTIONS
                                        OPTIONS AT OCTOBER 31, 1997                       AT OCTOBER 31, 1997(1)
                                        ---------------------------                       ----------------------
NAME                                   EXERCISABLE          UNEXERCISABLE         EXERCISABLE            UNEXERCISABLE
----                                   -----------          -------------         -----------            -------------
Luke J. Huybrechts                           --                50,000                  --                  $297,500
Kenneth W. Harber                            --                48,000                  --                  $297,500

----------
(1) Represents the difference between the exercise price of the outstanding options and the closing bid price of the Common Stock on October 31, 1997, which was $9.9375 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Robert Kopstein, the Chairman, Chief Executive Officer and President of the Company, serves on the Compensation Committee of the Board of Directors.

EMPLOYMENT AGREEMENTS

         Since February 1, 1995, Mr. Kopstein has had an employment arrangement pursuant to which Mr. Kopstein receives an annual salary equal to one percent of the previous fiscal year's net sales and one percent of any increase between the current fiscal year's net sales and the prior fiscal year's net sales. Compensation under this arrangement amounted to $521,889 during the period from November 1, 1996 to October 31, 1997. Mr. Kopstein's employment arrangement is governed by employment agreements. Mr. Kopstein and the Company entered into an employment agreement, dated as of February 1, 1995, which was to expire October 31, 1997. Prior to the expiration of this employment agreement, Mr. Kopstein and the Company entered into another employment agreement, dated as March 12, 1997, to review Mr. Kopstein's employment arrangement through October 31, 1998. All other terms of the employment agreement dated March 12, 1997 are substantially similar to the terms of the employment agreement dated February 1, 1995.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors (the "Committee") is comprised of a majority of independent, non-management directors. The
Committee has responsibility for developing and implementing the Company's compensation policy for senior management, and for determining the compensation for the executive officers of the Company. The goal of the Committee is to achieve fair compensation for the individuals and to enhance shareholder value by continuing to closely align the financial rewards of management with those of the Company's shareholders.

         The Company seeks to attract and retain qualified executives and employees who are creative, motivated and dedicated. The Committee attempts to create and administer a compensation program to achieve that goal with consistency throughout the Company. With respect to its executive officers, the Company competes with other manufacturers and fiber optic related industries in North America. The Committee is very much aware of the unique highly qualified executives in specialized field of fiber optics.

         Executive officer compensation is generally comprised of three components: base salary, monthly and annual incentive bonus compensation and long-term incentive stock options. The mix of an officer's total compensation is generally based upon the seniority of the officer's position within the company. Senior officers receive a greater percentage of their total compensation in the form of incentive compensation.

         Salary and incentive compensation awards are reviewed semiannually for competitiveness and fairness. Each executive's contribution to the advancement of corporate goals is also considered. Factors taken into account include, among others, the executive's impact on financial results, business production, development of the management team and strategic accomplishments such as development of new customers and products, geographical spread of business and product development.

BASE SALARY

         In determining the salary of each senior executive other than the Chief Executive Officer, the Committee is guided by the recommendations of the Chief Executive Officer. The base salary of the Chief Executive Officer is based onthe terms of his employment contract which expires on October 31, 1998. Prior to the current employment contract and effective November 1, 1994, the Company had entered into two separate one-year employment agreements with the Chief Executive Officer. Total compensation under these agreements considered of salary payments equal to 6 percent of the fiscal year's net sales. However, effective February 1, 1995, these agreements were replaced by the current employment agreement that expires October 31, 1998 and reduced the base salary payment percentage from 6 percent to 1 percent of the fiscal year's net sales. The base salary under the current agreement amounted to $451,523 and $363,600 for the fiscal years ended October 31, 1997 and 1996, respectively.

ANNUAL INCENTIVE COMPENSATION

         The revised employment agreement with the Chief Executive Officer which became effective February 1, 1995 also provides for an incentive bonus equal to 1 percent of the positive difference between the current fiscal year's net sales and the prior fiscal year's net sales. The bonus under these agreements amounted to $70,366 and $87,923 for the fiscal years ended

October 31, 1997 and 1996, respectively. The other senior executives are included in a monthly and lump-sum bonus plan which is based on a percentage of the previous months sales.

LONG-TERM INCENTIVE COMPENSATION

         The Company adopted a stock incentive plan on March 1, 1996. All of the senior executives are included in the plan with the exception of the Chief Executive Officer. The plan is intended to provide a means for key management employees to increase their personal financial interest in the Company, thereby stimulating the efforts of those employees and strengthening their desire to remain with the Company through the use of stock incentives. The Company has reserved 4,000,000 shares of common stock for issuance pursuant to incentive awards under the plan. Under the plan, stock options may be granted at not less than fair market value on the date of grant. The options vest 25 percent after two years, 50 percent after three years, 75 percent after four years and 100 percent after five years. Each executive officer, other than the Chief Executive Officer, was granted options on 40,000 shares of common stock during the fiscal year ended October 31, 1996. The exercise price was $2.50 per share and the options expire on February 28, 2006. For the fiscal year ended October 31, 1997, the Senior Vice President of Sales and the Vice President of Finance were granted options for 10,000 and 8,000 shares of common stock, respectively. The exercise price for the options granted during the fiscal year ended October 31, 1997 was $11.125 and the options expire April 30, 2006. All options granted during the fiscal years ended October 31, 1996 and 1997 were unexercisable as of October 31, 1997. The plan is administered by the Committee. The Committee receives recommendations from the Chief Executive Officer, who is also a member of the committee but does not receive compensation under the plan and does not vote on grants pursuant to the plan, for each other senior executive, and considers individual and company performance in awarding long-term compensation pursuant to the plan. The Committee anticipates that over the next few years, awards will generally be in the form of stock options. The Committee believes that awards of stock options, which reward Company stock price appreciation over the long-term, are particularly appropriate in light of the nature of the Company's business and long-term business plans.

CHIEF EXECUTIVES OFFICER'S FISCAL YEAR 1997 COMPENSATION

         As set forth in the Summary Compensation above, Mr. Kopstein's total compensation for the fiscal year ended October 31, 1997 was $534,556. Such annual compensation consisted of a base salary of $451,523 and a bonus of $70,366, pursuant to Mr. Kopstein's employment agreement. The Company also made matching contributions to the Company 401(k) retirement savings plan for the benefit of Mr. Kopstein totaling $12,667 for fiscal year 1997.

                                                    The Compensation Committee:
                                                    ---------------------------
                                                    Randall H. Frazier

                                                    John M. Holland

                                                    Robert Kopstein

PERFORMANCE GRAPH

         The following graph compares the cumulative total return based on share price on the Company's common stock with the cumulative total return since April 2, 1996, the date on which the Company's common stock began trading on the NASDAQ National Market, of the Nasdaq Market Index and a peer group index comprised of the following companies: AFC Cable Systems, Andrew Corporation, Belden, Inc., Cable Design Technologies, Inc., and Encore Wire Corp.


                 COMPARISON OF 19 MONTH CUMULATIVE TOTAL RETURN*
      AMONG OPTICAL CABLE CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
                                AND A PEER GROUP

                              [PERFORMANCE GRAPH]

                                 4/02/96         10/96          10/97
                                 -------         -----          -----
OPTICAL CABLE CORPORATION          100            417            331
PEER GROUP                         100            113            108
NASDAQ                             100            110            144

* $100 INVESTED ON 4/02/96 IN STOCK OR INDEX INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING OCTOBER 31.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10 percent shareholders are required by the regulation to furnish the Company with copies of the Section 16(a) forms which they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required during the fiscal year ended October 31, 1997 all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners were complied with.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TAX INDEMNIFICATION AGREEMENT

         Mr. Kopstein has entered into a Tax Indemnification Agreement with the Company, pursuant to which he will indemnify the Company for any income tax liability of the Company arising from its S Corporation status being denied for any periods prior to its termination, but only to the extent such denial results in a refund to Mr. Kopstein of personal income taxes paid with respect to such periods.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be acted upon at the Annual Meeting other than those referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

                              SHAREHOLDER PROPOSALS

         Proposals of Shareholders of the Company that are intended to be presented at the Company's 1999 Annual Meeting of shareholders must be received by the Company no later than October 15, 1998 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report for the fiscal year ended October 31, 1997 including the financial statements and notes thereto is being mailed to the shareholders of record along with this Proxy Statement. The Annual Report is not incorporated by reference in this Proxy Statement and is not considered to be part of the proxy material.

                      INFORMATION INCORPORATED BY REFERENCE

         The Company hereby incorporates herein by reference the Company's annual report on Form 10-K for the fiscal year ended October 31, 1997, including the financial statements and financial statement schedule attached as exhibits thereto, previously filed with the U.S. Securities and Exchange Commission.

                               FURTHER INFORMATION

         The Company will provide without charge to each person from whom a proxy is solicited by the Board of Directors, upon the written request of any such person, a copy of the Company's annual report on Form 10-K, including the financial statements and financial statement schedule attached as exhibits thereto, required to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, for the Company's fiscal year ended October 31, 1997. Such written requests should be sent to the Company at its principal executive offices, 5290 Concourse Drive, Roanoke, Virginia 24019, attention Corporate Secretary.

         Upon request, the Company will also furnish any other exhibit of the annual report on Form 10-K upon advance payment of reasonable out-of-pocket expenses of the Company related to the Company's furnishing of such exhibit. Requests for copies of any exhibit should be directed to the Company at its principal executive offices, 5290 Concourse Drive, Roanoke, Virginia 24019, attention Corporate Secretary.


                                              By Order of the Board of Directors


                                              Kenneth W. Harber
                                              Secretary


Date: February 14, 1998

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OPTICAL CABLE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 10, 1998



         The undersigned appoints Luke J. Huybrechts or Kenneth W. Harber, or either of them, with full power of substitution, to attend the Annual Meeting of Stockholders of Optical Cable Corporation on March 10, 1998, and at any adjournments thereof, and to vote all shares which the undersigned would be entitled to vote if personally present upon the following matters set forth in the Notice of Annual Meeting and Proxy Statement.

1.   Election of Directors

     / / FOR the  FIVE  nominees  listed     / / WITHHOLD  AUTHORITY to vote for
     below  (except  as  marked  to  the     the FIVE nominees listed below
     contrary below)

     Robert Kopstein, Luke J. Huybrechts, Kenneth W. Harber, Randall H. Frazier, and John M. Holland

          INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name in the space provided below:


--------------------------------------------------------------------------------

2. To ratify the appointment of KPMG Peat Marwick LLP as independent accountants for the Company for fiscal year 1998;

         / / FOR this proposal      / / AGAINST this proposal    / / ABSTAIN

3. To amend the Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares;

         / / FOR this proposal      / / AGAINST this proposal    / / ABSTAIN

and

4. In their discretion, upon such other business as may properly come before the meeting and any adjournments thereof.

                                            PLEASE DATE,  SIGN, AND RETURN PROXY
                                            PROMPTLY.   Receipt   of  Notice  of
                                            Annual  Meeting and Proxy  Statement
                                            is hereby acknowledged


                                            --------------------------------
                                            Shareholder's signature


                                            --------------------------------
                                            Joint Holder's Signature
                                            (If applicable)

Date:_________________

When properly executed, this proxy will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposals 2. and 3. above and FOR the election of the nominees of the Board of Directors in the election of directors and in accordance with the judgment of the person(s) voting the proxy upon such other matters properly coming before the meeting and any adjournments thereof. Please sign exactly as name(s) appear above.